Raymond James 2012 Bank Conference August 14, 2012, Presented by Ernie Pinner, Jim Antal & John Corbett Exhibit 99.1

This presentation contains forward-looking statements, as defined by Federal Securities
Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities
Exchange Commission.
CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
Forward Looking Statement
2

Data as of  6/30/12
•
Headquartered in Davenport, FL
$2.4 billion in assets
$1.5 billion in loans
$2.1 billion in deposits
•
Company formed:  June 2000
1 Subsidiary Bank
Corporate Overview

Correspondent Banking Market

• CAPITAL - Total Risk-Based Capital Ratio – 17.8%
• LIQUIDITY - Loans / Assets - 60%
• LOANS WITH THIRD PARTY PROTECTION – 38%
23% of loans are covered by loss sharing agreements with the FDIC
15% are subject to “Put Back” agreements with TD Bank or The Hartford Insurance Co.
• ASSETS WITH THIRD PARTY PROTECTION – 46%
*
37% -
Backed by the United States
9% -
Backed by TD or The Hartford
• LOW CONCENTRATION LEVELS
**
CRE at 101%
of capital  vs. 300% guidance
CD&L at 20%
of capital vs. 100% guidance
*  Includes cash and cash equivalents, AFS securities issued by U.S. Government Sponsored Entities, FDIC covered assets, and FHLB and FRB stock.
**Excludes FDIC covered loans
Conservative Balance Sheet

Ocala National Bank
Olde Cypress Community Bank
Independent National Bank of Ocala
Community National Bank of Bartow
Central Florida State Bank
First Guaranty Bank & Trust Co.
TD Bank divesture in Putnam
Federal Trust Acquisition from
The Hartford Insurance Company
Opportunistic through the Crisis
5
Correspondent Banking Division
Prepaid Card Division
Wealth Management Division
Trust Department
Vero Beach
Okeechobee
Jacksonville
Non – FDIC Acquisitions FDIC Acquisitions
New Fee-Based Business Lines
Strategic Expansion & Management Lift-Outs

PTPP
1
& Net Income
• 2Q12 Results:
$0.12/sh on $3.7M net income
Margin expansion to 4.33% (4.19%)
Improved credit metrics
Lower loan loss provision expense
Higher bond sales revenue
Loan growth
Branch consolidation & efficiency results
PTPP improvement
• Profitability Components:
Credit Cost
Net Interest Margin
Operating Efficiencies
Profitability Metrics
$3.9
$5.5
$3.8
$6.3
$8.1
($4.3)
($2.0)
$14.1
$1.3
$3.7
$(5)
$-
$5
$10
$15
2Q11 3Q11 4Q11 1Q12 2Q12
Net Income
Pre-Tax, Pre-Provision Income
1. Pre-tax pre-provision  income  (“PTPP”) is a non-GAAP measure that if defined as income (loss) before income tax excluding provision for loan losses, gain on sale of available for sale securities, other credit related costs including losses on repossessed real estate and other assets, other foreclosure related expenses., and non-recurring items.

Excludes FDIC covered loans
•
Provision expense trending downward
•
Net charge-offs trending downward
•
Total credit cost trending downward
Credit Cost
7
Loan Loss Provision (LLP) Net Charge-Offs (NCOs)
Total Credit Costs
$10.9
$7.3
$9.0
$3.3
$1.8
All other credit cost LLP related to loan sales
$2.5
$12.0
2Q11 3Q11 4Q11 1Q12 2Q12
$-
$5
$10
$15
$20
$21.0
$13.4
$16.3
$12.2
$2.5
$12.0
$9.7
$6.5
$4.3
$4.7
$2.7
2Q11 3Q11 4Q11 1Q12 2Q12
-offs Net Charge
NCOs related to loan sales
$-
$5
$10
$15
$20
2Q11 3Q11 4Q11 1Q12 2Q12
Loan Loss Provision LLP related to loan sales
$-
$5
$10
$15
$20
$8.9
$5.0
$6.0
$2.7
$0.8
$2.5
$12.0
$18.0
$11.4

Covered Loans - Average Yields
Covered Loans – Average Balances
Non-Covered Loans – Average Balance
Loans – Yields and Averages
Non-Covered Loans – Average Yields
* Adjusted for a catch-up item relating to one loan pool.
** Adjusted for non-accrual upgrades
8
$184
$176
$168
$309
$337
$248
$231
$218
$429
$488
$-
$100
$200
$300
$400
$500
2Q11 3Q11 4Q11 1Q12 2Q12
Carrying Balance Unpaid Principal Balance
5.51%
6.21%
6.80%
6.74%
6.91%
4.75%
5.75%
6.75%
7.75%
2Q11 3Q11 4Q11 1Q12 2Q12*
$1,033
$991
$1,100
$1,117
$1,122
$850
$950
$1,050
$1,150
2Q11 3Q11 4Q11 1Q12 2Q12
5.39%
5.42%
5.21%
5.23%
5.20%
5.10%
5.20%
5.30%
5.40%
5.50%
2Q11 3Q11 4Q11 1Q12 2Q12**

Costs of Deposits Yield on Interest Earning Assets
Net Interest Margin
(excluding Correspondent Division)
Net Interest Margin
9
0.67%
0.62%
0.55%
0.43%
0.38%
0.20%
0.40%
0.60%
0.80%
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
2Q11 3Q11 4Q11 1Q12 2Q12
Time Deposits Non Time Deposits
Demand Deposits Cost of Deposits
4.39%
4.30%
4.33%
4.50%
4.78%
3.00%
4.00%
5.00%
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
2Q11 3Q11 4Q11 1Q12 2Q12
Non FDIC Covered Loans FDIC Covered Loans
AFS Securities All other
Yield on Earning Assets
3.85%
3.83%
3.93%
4.20%
4.48%
3.00%
3.50%
4.00%
4.50%
2Q11 3Q11 4Q11 1Q12 2Q12

24%
20%
28%
12%
16%
• Value of core deposits not fully realized in this low rate environment.
• Approximately 123,010 total accounts - $16,715 average balance per account
Core deposits defined as non-time deposits.
Total Deposits Number of Deposit Accounts
9
DDA and NOW 6/30/11 6/30/12 Change % Change
Balance $706MM $910MM $204MM 29%
No. of Accounts 66,930 84,615 17,685 26%
Building Franchise Value with Core Deposits
10
0
500
1,000
1,500
2,000
2,500
2007 2008 2009 2010 2011 6/30/12
Time Deposits MMDA Savings NOW DDA
13,191
11,001
12,025
14,998
15,277 16,005
40,822
43,974
54,561
78,874
96,699
107,005
0
40,000
80,000
120,000
2007 2008 2009 2010 2011 6/30/2012
Time Deposits Core Deposits
577
326
243
409
501

Opportunities through:
• Leverage
• Cost Efficiencies
Efficiency Ratio
Operating Efficiencies
94%
90%
101%
84%
81%
82%
79%
88%
78%
74%
60%
70%
80%
90%
100%
110%
2Q11 3Q11 4Q11 1Q12 2Q12
Efficiency Ratio* Efficiency ratio, excluding credit costs**
11
* Efficiency Ratio is defined as follows:  [non-interest expense – merger related expenses – other nonrecurring expense] / [net interest income + non-interest income – gain
**Efficiency Ratio, excluding credit costs is defined as follows:  [non-interest expense – merger related expenses – credit costs – CDI amortization - other nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – gain on sale of AFS securities – nonrecurring income]
on sale of AFS securities – nonrecurring income]

Branch Consolidation – 15  ( 11 FDIC / 4 Legacy)
Reduction in Force - 85
Data Processing Conversions - Complete
Merger of Subsidiaries - Complete
Events since 1-1-12
Focus on Efficiency and Core Earnings

NPA Inflows – Slowing Down Excluding FDIC covered assets $0 $5 $10 $15 $20 $25 $30 $35 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 13

NPAs / Loans & OREO (%)
Problem Loan Trends
Source: SNL Financial and Company filings.   Peer information updated quarterly
Nonperforming assets include 90 days or more past due.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include all banks headquartered in Florida , opened no later than  12/31/2005 and  total assets between $500 million and $5 billion.
14
Credit Quality Trends - Improving
14
$17.3
$10.1
$8.2
$16.3
$7.5
$6.9
$71.6
$66.0
$62.2
$39.0
$42.7
$31.9
$10.7
$12.1
$13.8
$10.3
$8.6
$7.5
$0
$25
$50
$75
$100
$125
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
$8.7 $8.5
$7.1 $6.6 $6.7 $6.8
TDRs accruing only 30 - 89 days past due
90 days and nonaccrual OREO/ORA
3.47
7.75
9.13
0.00
5.00
10.00
15.00
3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
CSFL Southeastern Peers Florida Peers

• $7,496M
• OREO & Repos are carried at 45% of Unpaid
Principal Balance
15
Data as of  6/30/12
• $31,887M (2.83% of Gross Loans)
• NPLs are carried at 73% of Unpaid Principal Balance
• Current NPLs at 26%
41%
41%
12%
5%
1%
(28)
(39)
1%
(35)
(93)
(43)
(17)
18%
19%
37%
9%
18%
(23)
(13)
(38)
(6)
NPA Breakout as of June 30, 2012
15
Excluding FDIC covered assets
Residential,
$13,181
Comm RE,
$13,055
Constr, Dev,
Land,
$3,705
Commercial,
$1,498
Consumer,
$448
4 Family,
$1,313
Comm
Buildings,
$1,446
Resi Lots,
$1,335
Vacant Land,
$2,761
Other Repo,
$641
1-
OREO & Repo ($M)
Non-Performing Loans ($M)

Source: Florida Realtors

• Median single family home prices are the highest in 34 months
• Pending home sales are up 19% from last year
• Average days on the market are down 17% from last year
Florida Housing on the Road to Recovery
16
Single Family Inventory
Months Supply of Inventory
191,254
163,118
112,365
2010 2011
2012
2010 2011 2012
10.0
6.0
11.8

19
Loan Trends as of June 30, 2012

Excluding FDIC covered assets
Total Pipeline
$-
$50
$100
$150
$200
$250
March-12 April-12 May-12 June-12
$21
$14
$27
$17
$34
$31
$36
$45
$95
$161
$100
$148
Closed Amount Approved & Accepted Under Analysis
$-
$20
$40
$60
$80
2Q11 3Q11 4Q11 1Q12 2Q12
$40
$35
$44
$54
$59
New Loan Production

17 40% Source: SNL Financial Data as of 6/30/12 or MRQ Banks with Texas Ratio over 200% 18

CSFL Advantages
• CSFL is one of only six major
exchange traded banks
headquartered in FL with assets
greater than $1.0 billion
• Proven experience through 8
successful acquisitions in the past 3
years
• Disproportionate number of sellers
versus very few buyers
• The number of small, distressed
Florida institutions remains high
CSFL – Best Positioned Florida Consolidator
Source:  SNL Financial
Data as of MRQ available

20
•
Florida economy improving
•
CSFL metrics improving with better performance anticipated
•
Vision still includes bank consolidations
•
Expect better efficiencies in the near term
•
Lifetime local bankers with common lineage
Summary

Appendix

Source: SNL Financial
21
Legacy CSFL Branch
First Guaranty Bank (FDIC)
Central FL State Bank (FDIC)
Three FDIC Acquisitions (3Q 2010)
Federal Trust Acquisition (Nov 2011)
TD Branch Acquisition (Jan 2011)
Recent M&A Transactions

• Two successful capital raises in 2009 and 2010 totaling $114 million
• First publicly traded bank in Florida to successfully complete a capital raise during financial crisis in 2009
• Over 50 “Blue Chip” active institutional investors – Average daily volume over 50,000 shares
• Institutions committed to capitalize additional FDIC accretive transactions
Capital
22
19.3
18.88
19.67
19.28
17.99
18.81
18.65
19.05
17.64
17.8
11.6
11.3
10.94
10.3
9.99
10.07
10.28
10.49
9.03
9.23
5.00
10.00
15.00
20.00
25.00
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Total Risk-Based Capital Ratio Tier 1 Leverage Ratio
Total Risk-Based & Tier 1 Leverage

Total  Deposits by Type Total Deposits Detail

Total Deposit Portfolio as of June 30, 2012
23
Demand
Deposits
40,621
$ 501 MM
$12,300
Now Accounts
43,994
$ 409 MM
$9,300
Savings
Deposits
18,950
$ 243 MM
$12,800
Money Market
3,440
$ 326 MM
$94,700
Certificates of
Deposits
16,005
$ 577 MM
$36,100
Total
123,010
$ 2,056 MM
$16,700
Demand
Deposits
24%
NOW
Accounts
20%
Savings
Accounts
12%
Money
Market
16%
Certificates
of Deposits
28%
Deposit Type
No. of
Deposits
Balance
Avg Deposit
Balance

Loan Type
No. of
Loans Balance
Avg Loan
Balance
Residential Real
Estate
3,943
$ 423 MM
$107,300
CRE-Owner
Occupied
731
$ 272 MM
$372,100
CRE-Non Owner
Occupied
457
$ 189 MM
$413,600
Construction,
A&D, & Land
478
$ 67 MM
$140,200
Commercial &
Industrial
1,146
$ 128 MM
$111,700
Consumer & All
Other
2,743
$ 49 MM
$17,900
Total
9,498
$ 1,128 MM
$118,800
Total Loan Portfolio as of June 30, 2012
24
Excluding FDIC covered assets
Residential
Real Estate
38%
Comm RE -
Owner
Occupied
24%
Comm RE -
Non Owner
Occupied
17%
Construction,
A&D, & Land
6%
Commercial &
Industrial
11%
Consumer /
Other
4%
Total Loans by Type
Total Loans Detail

C&D concentration – 20% vs. 100%
• 59% Owner Occupied
CRE concentration – 101% vs. 300%
% of CRE
Loans
Avg. Loan
Amount
($000)
0.3%
$452
0.6%
$902
2.3%
$628
2.5% $732
2.8% $194
3.1% $238
3.9% $439
4.6%
$564
6.8%
$506
7.6%
$532
7.7%
$585
11.0%
$602
12.5% $334
13.8% $354
20.4% $296
100.0% $388
% of CDL
Loans
Avg. Loan
Amt
($000)
0.1% $67
0.7% $470
0.9% $608
1.3% $215
1.4% $960
1.6% $1,057
3.8% $184
6.5% $545
7.5% $296
8.8% $390
27.9% $57
39.4% $296
100.0% $140
CRE Concentrations as of June 30, 2012
25
Excluding FDIC covered assets
Commercial Real Estate by Type ($MM) Construction Loans by Type ($MM)
$94.3
$63.7
$57.8
$50.5
$35.7
$35.1
$31.4
$21.4
$18.0
$14.3
$12.8
$11.7
$10.7
$2.7
$1.4
$0 $50 $100
Office
Retail
Other CRE
Church/Education
Medical
Industrial
Warehouse
Restaurant
Strip Center
Agriculture
Res Multi Family
Mobile Home Park
Mini Warehouse
Hotel/Lodging
Aviation
$26.4
$18.7
$5.9
$5.0
$4.4
$2.6
$1.1
$1.0
$0.9
$0.6
$0.5
$0.1
$0 $7 $14 $21 $28 $35
Raw Land-Future Comm
Individual Resi Lot
Raw Land-Future Resi
Constr - Other
Developed Land
Constr - Single Fam
Construction-Office
Constr - Church/Edu
Constr - Spec Home
Constr - Medical
Constr - Strip Center
Raw Land - Agri